FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS FIRST AMENDMENT (this "Amendment") is entered into as of September __, 1997, between FIELDS AIRCRAFT SPARES INCORPORATED, a California corporation ("Borrower"), and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("Lender").

                  WHEREAS, Borrower has requested that Lender amend the Loan Agreement dated April 18, 1997 (the "Loan Agreement") in various respects, and Lender has agreed to do so subject to the terms contained herein;

                  NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  2. Amendments to Loan Agreement.

                  (a) Section 2.2(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

         "(e) Minimum Borrowing Fee. A minimum borrowing fee equal to the excess, if any, of (i) interest which would have been payable in respect of each period set forth in Section 6(e) of Schedule A if, at all times during such period, the principal balance of the Loans was equal to the lesser of (a) the Minimum Loan Amount and (b) the sum of the maximum amount of Availability plus the maximum amount of Availability under the Aero Management Loan Agreement over (ii) the sum of the actual interest payable in respect of such period plus the actual interest payable under the Aero Management Loan Agreement in respect of such period, which fee shall be fully earned as of the first day of such period and payable on the date set forth in Section 6(e)(ii) of Schedule A and on the Maturity Date."

                  (b) Section 4 of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

     "4.      Minimum Loan Amount:    $2,500,000  beginning  on October 1, 1997,
                                      which   amount   shall  be   increased  by
                                      $425,000  on the first  day of each  month
                                      thereafter for six months,  provided, that
                                      such amount shall be capped at  $5,000,000
                                      and shall remain at $5,000,000 for the duration of Term"

                  (c) Section 6(e) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

              "(e)     Minimum Borrowing Fee:
                       (i)      Applicable Period:  Each month
                       (ii)     Date payable:       The first day of each month"

                  3.Other Amendments. This Amendment shall constitute an amendment to the Loan Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

                  4.Miscellaneous.

                  (a)Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, Borrower hereby warrants to Lender, as of the date hereof, that:

                           (i) The  representations  and  warranties of Borrower
                  contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof.

                           (ii) All  information,  reports and other  papers and
                  data heretofore furnished to Lender by Borrower in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Borrower has disclosed to Lender every fact of which it is aware which might adversely affect the business, operations or financial condition of Borrower or the ability of Borrower to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

                           (iii) No Event of Default or Default exists as of the
                  date hereof.

                  (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this

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

Amendment and all other instruments or documents provided for herein or delivered in connection herewith. In addition, Borrower agrees to pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4(b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

                  (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                  (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

                  (f) Successors. This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender and the successors and assigns of Lenders.

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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at New York, New York as of the date first above written.

                                          FIELDS AIRCRAFT SPARES INCORPORATED


                                          By /s/ Lawrence J. Troyna
                                             -----------------------------------
                                          Its Chief Financial Officer

                                          NATIONSCREDIT COMMERCIAL
                                          CORPORATION, THROUGH ITS
                                          NATIONSCREDIT COMMERCIAL FUNDING
                                          DIVISION


                                          By /s/ Scott James Lorimer
                                             -----------------------------------
                                          Its Vice President

                  The undersigned guarantors hereby acknowledge the foregoing amendment and ratify and reaffirm their respective guarantees of the obligations of Fields Aircraft Spares Incorporated.


FIELDS AERO MANAGEMENT, INC.


By /s/ Lawrence J. Troyna
   ----------------------------
Its Corporate Secretary


FIELDS AIRCRAFT SPARES, INC.


By /s/ Lawrence J. Troyna
   ----------------------------
Its Corporate Secretary


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